Exhibit 10.1

AMENDMENT TO SUPPLEMENTAL SHARE PURCHASE AGREEMENT

This Amendment, dated May 15, 2009 (this “Amendment”), to the Supplemental Share Purchase Agreement, dated February 12, 2009 (the “Supplemental Share Purchase Agreement”), by and among Yinlong Industrial Co. Ltd. (the “Seller”), China Tailong Holdings Company Limited (the “Buyer”), Pacific Dragon Fertilizers Co. Ltd. (the “Company”), China Agritech, Inc. (“China Agritech”), Yu Chang and Xiao Rong Teng (the “Shareholders”).

RECITALS

WHEREAS, in connection with the acquisition of the remaining 10% equity interest in the Company by the Seller from the Buyer pursuant to the Supplemental Share Purchase Agreement, all of the undersigned have reached a mutual agreement to amend the Supplemental Share Purchase Agreement to have China Agritech, the parent company of the Buyer, issue an aggregate of 3,490,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) to the Seller in lieu of the Buyer issuing a non-interest bearing promissory note to the Seller in the aggregate principal amount equal to $6,980,000 (the “Loan”);

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Sections 1.1 and 1.2 of the Supplemental Share Purchase Agreement shall be deleted in its entirety and replaced by the following:

      “Section 1.1  Form of Payment.  China Agritech shall issue 3,490,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), to the Seller on the Closing Date.  This consideration shall be in addition to any payment made between the Parties in the Chinese Agreement.

2.           Article IV-A shall be added after Article IV and before Article V as follows:

“ARTICLE IV-A

Representations and Warranties of Seller

Seller represents and warrants to Buyer and China Agritech as set forth in this Article IV-A.

(a)           The Seller is (i) either  an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or is a “non-U.S.Person,” as that term in defined in Regulation S under the Securities Act; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, and is capable of evaluating the merits and risks of an investment in China Agritech and the suitability thereof as an investment for the Seller; (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of representatives of China Agritech concerning the terms and conditions of the investment proposed herein, and such questions were answered to the satisfaction of the Seller; and (iv) is in a financial position to hold the Shares for an indefinite time and is able to bear the economic risk and withstand a complete loss of its investment in China Agritech.

(b)           The Seller is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Seller is not a broker-dealer.

(c)           The Seller is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.

(d)           The Seller understands that the Shares have not been registered under applicable state or federal securities laws, and is acquiring the Shares pursuant to an exemption from the registration requirements of the Securities Act.  The Seller further understands that China Agritech has no obligation to register the Shares under the Securities Act at any time.

(e)           The Seller understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. The Seller acknowledges that it is familiar with Rule 144 of the rules and regulations, as amended, of the Securities and Exchange Commission, promulgated pursuant to the Securities Act (“Rule 144”).

(f) The Seller understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and China Agritech is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Seller set forth herein in order to determine the applicability of such exemptions and the suitability of the Seller to acquire the Shares.

(g) The Seller understands that the stock certificates evidencing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws:

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

3.       The introductory paragraph of the Supplemental Share Purchase Agreement shall be amended to include Article 4 as an article the Shareholders are signatory to as follows:

After “for purposes of Articles 3,” and before “6 and 8 only, Yu Chang, individual residing in the PRC (“Mr. Chang”) and Xiao Rong Teng, an individual residing in the PRC (“Ms. Teng”) and together with Mr. Chang the “Shareholders”), the number “4,” shall be added.

4.	In the Table of Contents,

“Article I  The Transaction

1.1  Payment of Consideration under this Agreement

1.2  Form of Payment”

shall be replaced with the following:

“Article I  The Transaction

1.1  Form of Payment”

5.	In the Table of Contents, the following shall be added before “Article V Representations and Warranties of the Buyer”:

“Article IV-A Representations and Warranties of Seller”

6.	In Section 2.1, “K&L Gates LLP” shall be replaced with “Loeb & Loeb LLP”.

7.	Section 2.2(b) shall be deleted in its entirety and replaced with the following:

“Issuance of Common Stock by China Agritech.  China Agritech shall issue 3,490,000    shares of its Common Stock to the Seller.”

8.	Section 7.1 shall be deleted in its entirety and replaced with the following:

““Other Agreement” means any other agreement or document contemplated by this Agreement to be executed and delivered in connection with the transactions contemplated by this Agreement, including, without limitation, the Chinese Agreement.”

9.	Section 8.2 shall be deleted in its entirety and be replaced with the following:

“8.2 Notices.  All notices given or made in connection with this Agreement shall be in writing.  Delivery of written notices shall be effective:  (i) on the second business day after the date of mailing, if delivered by registered or certified mail, postage prepaid, (ii) upon delivery, if sent by hand delivery, (iii) upon delivery, if sent by prepaid courier, with a record of receipt, or (iv) on the next day after the date of dispatch, if sent by cable, telegram, facsimile or telecopy.  All deliveries shall be made to the following addresses:

If to Buyer or China Agritech, to:

China Agritech, Inc.
Room 3F No. 11 Building
Zhonghong International Business Garden
Future Business Center
Chaoyang North Road, Chaoyang District
Beijing, China 100024
Fax:  (86)10-59621228
Attn:  Yu Chang

with a required copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY  10154
Fax:  (212) 504-3013
Attn:  Mitchell S. Nussbaum, Esq.

If to Seller or the Shareholders, to:

Yinlong Industrial Co. Ltd.
No 143 of Ge Xin Street,
Nan Gang District,
Harbin, China
Fax:  (86) 451 87965936
Attn:  Xiao Rong Teng

with a required copy to:

Yu Chang
No 143 of Ge Xin Street,
Nan Gang District,
Harbin, China
Fax:  (86) 451 87965936

with a required copy to:

Xiao Rong Teng
No 143 of Ge Xin Street,
Nan Gang District,
Harbin, China
Fax:  (86) 451 87965936

Notices to the Company shall be addressed in care of Seller before the Closing and in care of Buyer after the Closing.  Any party may change the address to which notice (or copies) to it shall be addressed by giving notice of that change to the other parties in accordance with this Section.”

10.	Under “Schedules and Exhibits”, “Promissory Note” shall be deleted and shall be replaced with “[Reserved.]”.

11.	Under “Exhibit A”, “Promissory Note” shall be deleted and replaced with “[Reserved.]”.

7.	Miscellaneous

a.      Entire Agreement.  This Amendment contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, supersedes all prior agreements, memorandums of cooperation or understanding with respect to the subject matter of this Amendment.

b.      Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

c.      No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

d.      Governing Law.  This Amendment and the rights and obligation of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of relevant laws principles.

e.      Counterparts.  This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Yinlong Industrial Co. Ltd.

By:	/s/ Yu Chang
Name: Yu Chang
Title: Director

China Tailong Holdings Company Limited

By:	/s/ Yu Chang
Name: Yu Chang
Title: Director

Pacific Dragon Fertilizer Co. Ltd.

By:	/s/ Yu Chang
Name: Yu Chang
Title: Director

China Agritech, Inc.

By:	/s/ Yu Chang
Name: Yu Chang
Title: Director

For purposes of Articles 3, 4, 6 and 8 only:

By:	/s/ Yu Chang
Yu Chang

By:	/s/ Xiao Rong Teng
Xiao Rong Teng